EXECUTION COPY



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                  as Purchaser,

                           GMAC MORTGAGE CORPORATION,

                             as Seller and Servicer,

                   WALNUT GROVE HOME EQUITY LOAN TRUST 2000-A,

                                   as Seller,

                       GMACM MORTGAGE LOAN TRUST 2000-HE3,

                                   as Issuer,

                                       and

                        WELLS FARGO BANK MINNESOTA, N.A.,

                              as Indenture Trustee




                  --------------------------------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT
                  --------------------------------------------



                          Dated as of October 30, 2000


                                TABLE OF CONTENTS

                                                                                            Page


                                                -I-

ARTICLE I         DEFINITIONS...............................................................1

        Section 1.1   Definitions...........................................................1

        Section 1.2   Other Definitional Provisions.........................................2

ARTICLE II        SALE OF MORTGAGE LOANS AND RELATED PROVISIONS.............................2

        Section 2.1   Sale of Initial Mortgage Loans........................................2

        Section 2.2   Sale of Subsequent HELs...............................................5

        Section 2.3   Payment of Purchase Price.............................................8

ARTICLE III       REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH.......................9

        Section 3.1   Seller Representations and Warranties.................................9

ARTICLE IV        SELLER'S COVENANTS.......................................................16

        Section 4.1   Covenants of the Seller..............................................16

ARTICLE V         SERVICING................................................................16

        Section 5.1   Servicing............................................................16

ARTICLE VI        INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS.........16

        Section 6.1   Indemnification with Respect to the Mortgage Loans...................16

        Section 6.2   Limitation on Liability of the Seller................................16

ARTICLE VII       TERMINATION..............................................................17

        Section 7.1   Termination..........................................................17

ARTICLE VIII      MISCELLANEOUS PROVISIONS.................................................17

        Section 8.1   Amendment............................................................17

        Section 8.2   GOVERNING LAW........................................................17

        Section 8.3   Notices..............................................................17

        Section 8.4   Severability of Provisions...........................................18

        Section 8.5   Relationship of Parties..............................................18

        Section 8.6   Counterparts.........................................................18

        Section 8.7   Further Agreements...................................................18

        Section 8.8   Intention of the Parties.............................................18

        Section 8.9   Successors and Assigns; Assignment of This Agreement.................19

        Section 8.10  Survival.............................................................19

        Section 8.11  Third Party Beneficiary..............................................20

                                        i



EXHIBIT 1  MORTGAGE LOAN SCHEDULE...........................................................0

EXHIBIT 2  FORM OF SUBSEQUENT TRANSFER AGREEMENT............................................1

EXHIBIT 3  FORM OF ADDITION NOTICE..........................................................2


                                        ii


        This Mortgage Loan Purchase Agreement (the "Agreement"), dated as of October 30, 2000, is made among GMAC Mortgage Corporation, as seller ("GMACM") and as servicer (in such capacity, the "Servicer"), Walnut Grove Home Equity Loan Trust 2000-A, as seller ("WG Trust" and, together with GMACM, each a "Seller" and collectively, the "Sellers"), Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), GMACM Mortgage Loan Trust 2000-HE3, as issuer (the "Issuer"), and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        WHEREAS, GMACM, in the ordinary course of its business acquires and originates home equity loans and originated all of the home equity loans listed on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the "Initial Mortgage Loans");

        WHEREAS, GMACM sold a portion of the Initial Mortgage Loans (the "WG Trust Initial Mortgage Loans"), to Walnut Grove Funding, Inc. ("Walnut Grove"), pursuant to a Mortgage Loan Purchase Agreement (the "Walnut Grove Purchase Agreement"), dated as of June 1, 2000, among Walnut Grove, as purchaser, GMACM, as seller, WG Trust, as Issuer and Bank One, National Association, as trustee (each date of sale, a "Prior Transfer Date");

        WHEREAS, Walnut Grove sold the WG Trust Initial Mortgage Loans to WG Trust pursuant to a Trust Agreement, dated as of June 1, 2000, between Walnut Grove, as depositor and Wilmington Trust Company, as owner trustee;

        WHEREAS, GMACM owns the Cut-Off Date Principal Balances and the Related Documents for the portion of Initial Mortgage Loans indicated on the Mortgage Loan Schedule -A attached as Exhibit 1-A hereto (the "GMACM Initial Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the GMACM Initial Mortgage Loans;

        WHEREAS, WG Trust owns the Cut-Off Date Principal Balances and the Related Documents for the WG Trust Initial Mortgage Loans indicated on the Mortgage Loan Schedule -B attached as Exhibit 1-B hereto, including rights to
(a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the WG Trust Initial Mortgage Loans;

        WHEREAS, the parties hereto desire that: (i) GMACM sell the Cut-Off Date Principal Balances of the GMACM Initial Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, (ii) WG Trust sell the Cut-Off Date Principal Balances of the WG Trust Initial Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, (iii) GMACM may sell Subsequent HELs to the Issuer on one or more Subsequent Transfer Dates pursuant to the terms of the related Subsequent Transfer Agreement, and (iv) each Seller make certain representations and warranties on the Closing Date and GMACM make certain representations and warranties on each Subsequent Transfer Date;

        WHEREAS, pursuant to the Trust Agreement, the Purchaser will sell the Initial Mortgage Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

     WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;

     WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

     WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes, secured by the Trust Estate;

        NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the indenture dated as of October 30, 2000 (the "Indenture"), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2 Other Definitional Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

        The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean
"including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

        Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1    Sale of Initial Mortgage Loans.

(a) GMACM, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the GMACM Initial Mortgage Loans (including the Cut-Off Date Principal Balances), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date); (ii) the interest of GMACM in any insurance policies in respect of the GMACM Initial Mortgage Loans; and (iii) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-Off Date Principal Balances, as of the Closing Date, subject to the receipt by GMACM of consideration therefor as provided herein under clause (a) of Section 2.3.

(b) WG Trust, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the WG Trust Initial Mortgage Loans (including the Cut-Off Date Principal Balances), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date); (ii) the interest of WG Trust in any insurance policies in respect of the WG Trust Initial Mortgage Loans; and (iii) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-Off Date Principal Balances, as of the Closing Date, subject to the receipt by WG Trust of consideration therefor as provided herein under clause (a) of
Section 2.3.

               In addition, the Issuer shall deposit with the Indenture Trustee from proceeds of the issuance of the Securities on the Closing Date (i) the Original Pre-Funded Amount for deposit in the Pre-Funding Account and (ii) the Interest Coverage Amount for deposit in the Capitalized Interest Account.

(c) In connection with the conveyance by GMACM of the GMACM Initial Mortgage Loans and any Subsequent HELs, GMACM further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the GMACM Initial Mortgage Loans and on or prior to the related Subsequent Cut-Off Date in the case of any Subsequent HELs, to indicate in its books and records that the

GMACM Initial Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, and, in the case of the Subsequent HELs, to the Issuer pursuant to the related Subsequent Transfer Agreement, and to deliver to the Purchaser true and complete lists of all of the Mortgage Loans specifying for each Mortgage
Loan (i) its account number and (ii) its Cut-Off Date Principal Balance or Subsequent Cut-Off Date Principal Balance. Mortgage Loan Schedule -A, which forms part of the Mortgage Loan Schedule, shall be marked as Exhibit 1-A to this Agreement and is hereby incorporated into and made a part of this Agreement.

(d) In connection with the conveyance by WG Trust of the WG Trust Initial Mortgage Loans, WG Trust further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the WG Trust Initial Mortgage Loans, to indicate in its books and records that the WG Trust Initial Mortgage Loans have been sold to the Purchaser pursuant to this Agreement. GMACM, as Servicer of the WG Trust Initial Mortgage Loans, agrees, and to deliver to the Purchaser true and complete lists of all of the Mortgage Loans specifying for each Mortgage Loan (i) its account number and (ii) its Cut-Off Date Principal Balance. Mortgage Loan Schedule -B, which forms part of the Mortgage Loan Schedule, shall be marked as Exhibit 1-B to this Agreement and is hereby incorporated into and made a part of this Agreement.

(e) In connection with the conveyance by GMACM of the GMACM Initial Mortgage Loans and any Subsequent HELs and the conveyance by WG Trust of the WG Trust Initial Mortgage Loans, GMACM shall on behalf of the Purchaser deliver to, and deposit with the Custodian, at least five (5) Business Days before the Closing Date in the case of an Initial Mortgage Loan, and, on behalf of the Issuer, three (3) Business Days prior to the related Subsequent Transfer Date in the case of a Subsequent HEL, with respect to (i) below, or within 90 days of the Closing Date or the Subsequent Transfer Date, as the case may be, with respect to (ii) through (v) below, the following documents or instruments with respect to each related Mortgage Loan of the related Seller:

(i) the original Mortgage Note endorsed without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the related Seller) or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the related Seller that such Mortgage has been sent for recording, or a county certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii) assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form from GMACM to "Wells Fargo Bank Minnesota, N.A., as Indenture Trustee under that certain Indenture dated as of October 30, 2000, for GMACM Mortgage Loan Trust 2000-HE3, Mortgage Loan-Backed Term Notes" c/o the Servicer at an address specified by the Servicer;

(iv) originals of any intervening assignments of the Mortgage from the originator to GMACM, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by GMACM that such original intervening assignment has been sent for recording; and

(v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to such Mortgage Loan.

        Within the time period for the review of each Mortgage File set forth in
Section 2.2 of the Custodial Agreement, if a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders or the Certificateholders in such Mortgage Loan, including GMACM's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided, that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iv) above if GMACM has submitted such assignment for recording pursuant to the terms of the following paragraph), GMACM shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans, including that the Seller shall have the option to substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date.

        In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clauses (ii) or (iv) above, delivered by GMACM or WG Trust to the Custodian contemporaneously with the execution and delivery of this Agreement, GMACM or WG Trust will deliver or cause to be delivered the originals or certified copies of such documents to the Custodian promptly upon receipt thereof.

        Upon sale of the Initial Mortgage Loans, the ownership of each Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall be vested in the Purchaser and the ownership of all records and documents with respect to the Initial Mortgage Loans that are prepared by or that come into the possession of either Seller, as a seller of the Initial Mortgage Loans hereunder or by GMACM in its capacity as Servicer under the Servicing Agreement shall immediately vest in the Purchaser, and shall be promptly delivered to the Servicer in the case of documents in possession of WG Trust and retained and maintained in trust by GMACM as the Servicer at the will of the Purchaser, in such custodial capacity only. In the event that any original document held by GMACM hereunder in its capacity as Servicer is required pursuant to the terms of this Section to be part of a Mortgage File, such document shall be delivered promptly to the Custodian. Each Seller's records will accurately reflect the sale of each Seller's respective Initial Mortgage Loan to the Purchaser.

        The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property conveyed to it pursuant to this Section 2.1.

(f) The parties hereto intend that the transactions set forth herein constitute a sale by the Sellers to the Purchaser of each of the Sellers' right, title and interest in and to their respective Initial Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, each Seller hereby grants to the Purchaser a security interest in all of such Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Initial Mortgage Loans and such other property, to secure all of such Seller's obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of any continuation statements with respect to the UCC-1 financing statements filed with respect to the Initial Mortgage Loans by the Purchaser on the Closing Date, and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of such Seller, as are necessary to perfect and protect the Purchaser's interests in each Initial Mortgage Loan and the proceeds thereof.

Section 2.2 Sale of Subsequent HELs.

(a) Subject to the conditions set forth in paragraphs (b) and (c) below (the satisfaction of which (other than the conditions specified in paragraphs (b)(i),
(b)(ii), (b)(iii), (b)(vi), (b)(vii) and (c)(iii)) shall be evidenced by an Officer's Certificate of GMACM dated the date of the related Subsequent Transfer
Date), in consideration of the Issuer's payment of the purchase price provided for in Section 2.3 on one or more Subsequent Transfer Dates using amounts on deposit in the Pre-Funding Account, GMACM may, on the related Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Issuer but subject to the other terms and provisions of this Agreement all of the right, title and interest of GMACM in and to (i) Subsequent HELs identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement delivered by GMACM on such Subsequent Transfer Date (ii) all money due or to become due on such Subsequent HEL and after the related Subsequent Cut-Off Date and (iii) all items with respect to such Subsequent HELs to be delivered pursuant to Section 2.1 above and the other items in the related Mortgage Files; provided, however, that GMACM reserves and retains all right, title and interest in and to principal received and interest accruing on any Subsequent HEL prior to the related Subsequent Cut-Off Date. Any transfer to the Issuer by GMACM of Subsequent HELs shall be absolute, and is intended by the Issuer and GMACM to constitute and to be treated as a sale of such Subsequent HELs by GMACM to the Issuer. In the event that any such transaction is deemed not to be a sale, GMACM hereby grants to the Issuer as of each Subsequent Transfer Date a security interest in all of GMACM's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the related Subsequent HELs and such other property, to secure all of GMACM's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. GMACM agrees to take or cause to be taken such actions and to execute such documents, including the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the related Subsequent Transfer

Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of GMACM or the filing of any additional UCC-1 financing statements due to the change in the principal office of GMACM, as are necessary to perfect and protect the interests of the Issuer and its assignees in each Subsequent HEL and the proceeds thereof.

        The Issuer on each Subsequent Transfer Date shall acknowledge its acceptance of all right, title and interest to the related Subsequent HELs and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.2.

        The Issuer shall be entitled to all scheduled principal payments due after each Subsequent Cut-Off Date, all other payments of principal due and collected after each Subsequent Cut-Off Date, and all payments of interest on any related Subsequent HELs, minus that portion of any such interest payment that is allocable to the period prior to the related Subsequent Cut-Off Date. No scheduled payments of principal due on Subsequent HELs on or before the related Subsequent Cut-Off Date and collected after such Subsequent Cut-Off Date shall belong to the Issuer pursuant to the terms of this Agreement.

(b) GMACM may transfer to the Issuer Subsequent HELs and the other property and rights related thereto described in Section 2.2(a) above during the Pre-Funding Period, and the Issuer shall cause to be released funds from the Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i) GMACM shall have provided the Indenture Trustee and the Rating Agencies with a timely Addition Notice substantially in the form of Exhibit 3, which notice shall be given no later than seven Business Days prior to the related Subsequent Transfer Date, and shall designate the Subsequent HELs to be sold to the Issuer, the aggregate Principal Balance of such Subsequent HELs as of the related Subsequent Cut-Off Date and any other information reasonably requested by the Indenture Trustee with respect to such Subsequent HELs;

(ii) GMACM shall have delivered to the Indenture Trustee a duly executed Subsequent Transfer Agreement substantially in the form of Exhibit 2, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 2.2(b) and in Section 2.2(c) and in the related Subsequent Transfer Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent HELs;

(iii) as of each Subsequent Transfer Date, as evidenced by delivery to the Indenture Trustee of the Subsequent Transfer Agreement in the form of Exhibit 2, GMACM shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency; and

(iv) such sale and transfer shall not result in a material adverse tax consequence to the Issuer or, due to any action or inaction on the part of GMACM to the Securityholders.

        In addition, GMACM shall have delivered to the Issuer and the Indenture Trustee an Opinion of Counsel with respect to certain bankruptcy matters relating to the transfers of Subsequent HELs, which Opinion of Counsel shall be substantially in the form of the Opinion of Counsel delivered to the Rating Agencies and the Indenture Trustee on the Closing Date regarding certain bankruptcy matters, within 30 days after the end of the Pre-Funding Period relating to all Subsequent HELs transferred to the Trust during the Pre-Funding Period and purchased, from funds on deposit in the Pre-Funding Account.

The obligation of the Issuer to purchase a Subsequent HEL on any Subsequent Transfer Date is subject to the following conditions: (i) each such Subsequent HEL must satisfy the representations and warranties specified in the related Subsequent Transfer Agreement and this Agreement; (ii) GMACM will not select such Subsequent HELs in a manner that it reasonably believes is adverse to the interests of the Noteholders; (iii) GMACM will deliver to the Indenture Trustee certain Opinions of Counsel described in Section 2.2(b) and acceptable to the Indenture Trustee with respect to the conveyance of such Subsequent HELs; and
(iv) as of the related Subsequent Cut-Off Date each Subsequent HEL will satisfy the following criteria: (A) such Subsequent HEL may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (B) such Subsequent HEL must be secured by a mortgage in a first or second lien position;
(C) such  Subsequent HEL must have a CLTV at origination of no more than 81.50%;
(D) such Subsequent HEL must have an original term to maturity of not more than 360 months; (E) such Subsequent HEL must have a Loan Rate of less than 11.230%;
(F) such Subsequent HEL must have a principal balance not in excess of $31,750.00; (G) such Subsequent HEL may not have a credit score less than 693;
(H) such Subsequent HEL may not be secured by non-owner occupied investment properties or secondary residences; (I) such Subsequent HEL must be underwritten in accordance with a full documentation underwriting program; and (J) following the purchase of such Subsequent HELs by the Issuer, as of each Subsequent Cut-Off Date, the Mortgage Loans included in the Trust Estate (by aggregate Principal Balance) must have the following characteristics: (i) a weighted average Loan Rate of not less than 11.125%, (ii) may not include balloon loans,
(iii) the percentage of Mortgage Loans secured by single family residences or residences located in PUDs may not be less than 90.00%, (iv) may not have a concentration in the State of California in excess of 36.25%, (v) will have a weighted average credit score (excluding Mortgage Loans for which a credit score is not available) of at least 694, and (vi) will have a weighted average CLTV at origination of not more than 87.95%. Subsequent HELs with characteristics materially varying from those set forth above may be purchased by the Issuer and included in the Trust Estate provided that (1) the addition of such Subsequent HELs will not materially affect the aggregate characteristics of the Mortgage Loans in the Trust Estate, (2) the Servicer has received confirmation from each Rating Agency that the inclusion of such Mortgage Loans will not cause a Rating Event and (3) the Servicer has received an Opinion of Counsel that the inclusion of such Mortgage Loans will not result in an Adverse REMIC Event. GMACM shall not transfer Subsequent HELs with the intent to mitigate losses on Mortgage Loans previously transferred.

(c) Within five Business Days after each Subsequent Transfer Date, GMACM shall deliver to the Rating Agencies and the Indenture Trustee a copy of the updated Mortgage Loan Schedule reflecting the Subsequent HELs in electronic format (to be followed by a hard copy).

Section 2.3    Payment of Purchase Price.

(a) The sale of the Initial Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Mortgage Loans into the Trust Estate, the deposit of the Original Pre-Funded Amount and the Interest Coverage Amount into the Pre-Funding Account and the Capitalized Interest Account, respectively, and the issuance of the Securities. The purchase price (the "Purchase Price") for the GMACM Initial Mortgage Loans to be paid by the Purchaser to GMACM on the Closing Date shall be an amount equal to $191,617,286.35 in immediately available funds, together with the Certificates, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price for the WG Trust Initial Mortgage Loans to be paid by the Purchaser to WG Trust on the Closing Date shall be an amount equal to $269,766,667.10 in immediately available funds, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price paid for any Subsequent HEL by the Indenture Trustee from funds on deposit in the Pre-Funding Account, at the direction of the Issuer, shall be one-hundred percent (100%) of the Subsequent Cut-Off Date Principal Balance thereof (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement provided by GMACM).

(b) In consideration of the sale of the GMACM Initial Mortgage Loans by GMACM to the Purchaser on the Closing Date, the Purchaser shall pay to GMACM on the Closing Date by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for each GMACM Initial Mortgage Loan; provided, that such payment may be on a net funding basis if agreed by GMACM and the Purchaser. In consideration of the sale of any Subsequent HEL by GMACM to the Issuer, the Issuer shall pay to GMACM by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for each Subsequent HEL.

(c) In consideration of the sale of the WG Trust Initial Mortgage Loans by WG Trust to the Purchaser on the Closing Date, the Purchaser shall pay to WG Trust on the Closing Date by wire transfer of immediately available funds to a bank account designated by WG Trust, the amount specified above in paragraph (a) for each WG Trust Initial Mortgage Loan; provided, that such payment may be on a net funding basis if agreed by WG Trust and the Purchaser.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

Section 3.1 GMACM Representations and Warranties. GMACM represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date (or if otherwise specified below, as of the date so specified):

(a)     As to GMACM:

(i) GMACM is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii) GMACM has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement and all of the transactions contemplated under this Agreement and each Subsequent Transfer Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each Subsequent Transfer Agreement;

(iii) GMACM is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement by GMACM and its performance and compliance with the terms of this Agreement will not violate GMACM's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of GMACM threatened, against GMACM or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of GMACM has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)    Reserved;

(vii) This Agreement and each Subsequent Transfer Agreement constitutes a legal, valid and binding obligation of GMACM, enforceable against GMACM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(viii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of GMACM in and to the GMACM Initial Mortgage Loans, including the Cut-Off Date Principal Balances with respect to the GMACM Initial Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the GMACM Initial Mortgage Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of GMACM in and to the Subsequent HELs, including the Cut-Off Date Principal Balances of the

Subsequent HELs, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-Off Date Principal Balances and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by GMACM; and

(ix) GMACM is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of GMACM or its properties or might have consequences that would materially adversely affect its performance hereunder;

(b) As to each Initial Mortgage Loan (except as otherwise specified below) as of the Closing Date, or with respect to each Subsequent HEL as of the related Subsequent Transfer Date (except as otherwise specified below):

(i) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii) With respect to each of the WG Trust Initial Mortgage Loans, as of each respective Prior Transfer Date: (A) the related Mortgage Note and the Mortgage had not been assigned or pledged, except for any assignment or pledge that had been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loans to Walnut Grove, GMACM had good title thereto and (C) immediately prior to such assignment, GMACM was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any HEL in a second lien position, the lien of the related first mortgage) of any nature and had full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell and assign the same pursuant to the Walnut Grove Purchase Agreement;

(iii) With respect to the GMACM Initial Mortgage Loans: (A) the related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to the Purchaser, GMACM has good title thereto and (C) GMACM is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv) To the best of GMACM's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

(v) To the best of GMACM's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi) To the best of GMACM's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii) To the best of GMACM's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii) As of the Cut-Off Date or related Subsequent Cut-Off Date, no Mortgage Loan was 30 days or more delinquent in payment of principal or interest;

(ix) With respect to the GMACM Initial Mortgage Loans, the related Mortgage File contain or will contain, in accordance with Section 2.1(c)(ii), each of the documents and instruments specified to be included therein;

(x) To the best of the GMACM's knowledge, the related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

(xi) A title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan;

(xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii) As of the Cut-Off Date, no more than approximately 34.62% and 6.49% of the HELs, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties located in California and New York, respectively, and no more than approximately 44.42% and 5.24% of the Home Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties located in California and Florida, respectively;

(xiv) As of the Cut-Off Date or Subsequent Cut-Off Date, the Combined Loan-to-Value Ratio for each HEL was not in excess of 102%;

(xv) As of the Cut-Off Date or Subsequent Cut-Off Date, the Loan-to-Value Ratio for each Home Loan was not in excess of 125%, with the exception of one Home Loan, which had a loan-to-value ratio, calculated by dividing the outstanding principal balance of the Home Loan as of the Cut-off Date by the appraised value of the related Mortgaged Property as of the Cut-off Date, of less than 125%;

(xvi) GMACM has not transferred the GMACM Initial Mortgage Loans to the Purchaser or any Subsequent HELs to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(xvii)  Reserved;

(xviii) Within a loan type, and except as required by applicable law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(xix) To the best knowledge of GMACM, the physical property subject to each Mortgage is free of material damage and is in acceptable repair;

(xx) GMACM has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;

(xxi) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

(xxii)  None of the Mortgage Loans is a reverse mortgage loan;

(xxiii) No Mortgage Loan has an original term to maturity in excess of 360 months;

(xxiv) All of the HELs are fixed rate and are fully amortizing. As of the Cut-off Date, the Loan Rates on the HELs range between 7.50% per annum and 14.625% per annum. The weighted average remaining term to stated maturity of the HELs as of the Cut-off Date is approximately 205 months;

(xxv) 67.33% of the Home Loans are fixed rate, fully amortizing Home Loans with Loan Rates that range between 9.50% per annum and 12.625% per annum;

(xxvi) 32.67% of the Home Loans are adjustable rate, fully amortizing Home Loans with Loan Rates that range between 8.875% per annum and 12.950% per annum;

(xxvii) The weighted average remaining term to stated maturity of the Home Loans as of the Cut-off Date is approximately 346 months;

(xxviii) (A) Each Mortgaged Property consists of a single parcel of real property with a single family or an individual condominium unit; (B) with respect to the HELs (a) approximately 5.84% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units, and (b) approximately 89.93% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon; and (C) with respect to the Home Loans (a) approximately 9.20% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units, and (b) approximately 90.80% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon;

(xxix) As of the Cut-Off Date no Initial HEL had a principal balance in excess of $248,895.62 and no Home Loan had a principal balance in excess of $491,675.79;

(xxx) No more than approximately 96.16% of the HELs, which are 83.52% the Initial Mortgage Loans, by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens; and none of the Home Loans are secured by second or more junior liens on the Mortgaged Property;

(xxxi) A policy of hazard insurance and flood insurance, if applicable, was required from the Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;

(xxxii) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and, to the best of GMACM's knowledge, no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

(xxxiii) To the best knowledge of GMACM, no instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection therewith;

(xxxiv) With respect to each HEL secured by a second lien, either (a) no consent for such Mortgage Loan was required by the holder or holders of the related prior lien, (b) such consent has been obtained and is contained in the related Mortgage File or (c) no consent for such Mortgage Loan was required by relevant law;

(xxxv) With respect to each Mortgage Loan, to the extent permitted by applicable law, the related Mortgage contains a customary provision for the acceleration of the payment of the unpaid Principal Balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxxvi) None of the Mortgage Loans are "high cost loans", subject to the Home Ownership and Equity Protection Act of 1994; and

(xxxvii) With respect to each Mortgage Loan, the Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1).

               With respect to this Section 3.1(b), representations made by GMACM with respect to the WG Trust Initial Mortgage Loans, made as of the Cut-Off Date or the Closing Date, are made by GMACM in its capacity as Servicer. Representations made by GMACM with respect to the WG Trust Initial Mortgage Loans, made as of any other date, are made by GMACM in its capacity as Seller.

     (c) WG Trust Representations and Warranties. WG Trust represents and warrants to the Purchaser, as of the Closing Date:

               (i)    As to WG Trust:

(i) WG Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) WG Trust has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(iii) WG Trust is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement by WG Trust and its performance and compliance with the terms of this Agreement will not violate WG Trust's organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which WG Trust is a party or which may be applicable to WG Trust or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of WG Trust threatened, against WG Trust or with respect to this Agreement that in the opinion of WG Trust has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi) This Agreement constitutes a legal, valid and binding obligation of WG Trust, enforceable against WG Trust in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of WG Trust in and to the WG Trust Initial Mortgage Loans, including the Cut-Off Date Principal Balances with respect to the WG Trust Initial Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the WG Trust Initial Mortgage Loans; and

(viii) WG Trust is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of WG Trust or its properties or might have consequences that would materially adversely affect its performance hereunder.

               (ii)   As to the WG Trust Initial Mortgage Loans:

(i) With respect to the WG Trust Initial Mortgage Loans: (A) The related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to the Purchaser, WG Trust had good title thereto and (C) WG Trust is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

(ii) For each WG Trust Initial Mortgage Loan, the related Mortgage File contains or will contain, in accordance with Section 2.1(c)(ii), each of the documents and instruments specified to be included therein;

(iii) WG Trust has not transferred the WG Trust Initial Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv) No instrument of release or waiver has been executed by WG Trust in connection with the WG Trust Initial Mortgage Loans, and no Mortgagor has been released by WG Trust, in whole or in part, from its obligations in connection therewith.

        (d) Upon discovery by either Seller or upon notice from the Purchaser, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as
applicable, of a breach of such Seller's respective representations or warranties in paragraph (a) or (c)(i) above that materially and adversely affects the interests of the Securityholders in any Mortgage Loan, GMACM or WG Trust, as applicable, shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

        Upon discovery by either Seller or upon notice from the Purchaser, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of such Seller's respective representations or warranties in paragraphs (b) or (c)(ii) above, with respect to any Mortgage Loan, or upon the occurrence of a Repurchase Event, that materially and adversely affects the interests of the Securityholders or the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the respective Seller, if it discovers the same), notwithstanding such Seller's lack of knowledge with respect to the substance of such representation and warranty, such Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof or, if such breach has the effect of making the Mortgage Loan fail to be a "qualified mortgage" within the meaning of Section 860G of the Internal Revenue Code, within 90 days after the discovery thereof by either such Seller, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or the Purchaser, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below; provided that the Seller shall have the option to substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date. The Repurchase Price for any such Mortgage Loan repurchased by such Seller shall be deposited or caused to be deposited by the Servicer into the Custodial Account. Upon discovery by the Purchaser, the Servicer, the Issuer, the Owner Trustee or the Indenture Trustee of any breach described in this Section 3.1(d), such party shall give prompt written notice thereof to GMACM and, in the case of the WG Trust Initial Mortgage Loans, to WG Trust.

        In the event that either Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, such Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Servicer and remitted by the Servicer to such Seller on the next succeeding Payment Date, provided that a payment equal to the applicable Monthly Payment for such month in respect of the Deleted Loan has been received by the Issuer. For the month of substitution, distributions to the Note Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter such Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Owner Trustee and the Indenture Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, such Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (xiii), (xiv), (xxiv), (xxv),
(xxvi), (xxvii), (xxviii) (B) and (C)and (xxx) thereof), with respect to GMACM, or the representations and warranties set forth in Section 3.1(c), with respect to WG Trust, each as of the date of substitution and a representation and warranty that each Mortgage Loan so substituted is an Eligible Substitute Loan as of the date of substitution, and such Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Servicer shall determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Note Payment Account in the month of substitution). Such Seller shall deposit the amount of such shortfall into the Custodial Account on the date of substitution, without any reimbursement therefor.

        Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall release to such Seller the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in such Seller or its designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

        It is understood and agreed that the obligation of each Seller to cure any breach, or to repurchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller.

        It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer or the Custodian.

                                   ARTICLE IV

                               SELLERS' COVENANTS

Section 4.1 Covenants of the Sellers. Each Seller hereby covenants that, except for the transfer hereunder and, with respect to GMACM, as of any Subsequent Transfer Date, neither Seller will sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Mortgage Loan, or any interest therein. Each Seller shall notify the Issuer (in the case of the Initial Mortgage Loans, as assignee of the Purchaser), of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and each Seller shall defend the right, title and interest of the Issuer (in the case of the Initial Mortgage Loans, as assignee of the Purchaser) in, to and under the Mortgage Loans against all claims of third parties claiming through or under such Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if either Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

                                   ARTICLE V

                                    SERVICING

Section 5.1 Servicing. GMACM shall service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement and the Program Guide and shall service the Mortgage Loans directly or through one or more sub-servicers in accordance therewith.

                                   ARTICLE VI

                         INDEMNIFICATION BY THE SELLERS
                       WITH RESPECT TO THE MORTGAGE LOANS

Section 6.1 Limitation on Liability of the Sellers. None of the directors, officers, employees or agents of either GMACM or WG Trust shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Subsequent Transfer Agreement. Except as and to the extent expressly provided in the Servicing Agreement, GMACM and WG Trust shall not be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders. GMACM, WG Trust and any director, officer, employee or agent of GMACM or WG Trust, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                  ARTICLE VII

                                   TERMINATION

Section 7.1 Termination. The obligations and responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment. This Agreement may be amended from time to time by the parties hereto by written agreement, provided that the Servicer and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such amendment will not result in an Adverse REMIC Event.

Section 8.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)     if to the GMACM:

                          GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  19044
                          Attention:  Barry Bier, Senior Vice President
                          Re:  GMACM Mortgage Loan Trust 2000-HE3;

(ii)    if to WG Trust:

                          Walnut Grove Home Equity Loan Trust
                              2000-A
                          c/o Wilmington Trust Company
                          1100 North Market Street
                          Wilmington, Delaware 19890
                          Attention: Walnut Grove Home Equity Loan
                                Trust 2000-A
                          Re:GMACM Mortgage Loan Trust 2000-HE3;

(iii)   if to the Purchaser:

                          Residential Asset Mortgage Products, Inc.
                          8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                          Attention:President
                          Re:  GMACM Mortgage Loan Trust 2000-HE3;

(iv)    if to the Indenture Trustee:

                          Wells Fargo Bank Minnesota, N.A.
                          11000 Broken Land Parkway
                          Columbia, Maryland 21044
                          Attention:  GMACM Mortgage Loan Trust 2000-HE3; or

(v)     if to the Issuer:

                          c/o Wilmington Trust Company, as Owner Trustee Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
                          Re:  GMACM Mortgage Loan Trust 2000-HE3;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of the GMACM shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7 Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention of the Parties. It is the intention of the parties hereto that the Purchaser will be purchasing on the Closing Date, and the Sellers will be selling on the Closing Date, the Initial Mortgage Loans, rather than the Purchaser providing a loan to the Sellers secured by the Initial Mortgage Loans on the Closing Date; and that the Issuer will be purchasing on each Subsequent Transfer Date, and GMACM will be selling on each Subsequent Transfer Date, the related Subsequent HELs, rather than the Issuer providing a loan to GMACM secured by the related Subsequent HELs on each Subsequent Transfer Date. Accordingly, the parties hereto each intend to treat this transaction for federal income tax purposes as (i) a sale by the Sellers, and a purchase by the Purchaser, of the Initial Mortgage Loans on the Closing Date and (ii) a sale by GMACM, and a purchase by the Issuer, of the related Subsequent HELs on each Subsequent Transfer Date. The Purchaser and the Issuer shall each have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans, and each Seller shall cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9    Successors and Assigns; Assignment of This Agreement.

(a) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser (and the Issuer with respect to the transfer of any Subsequent HELs), which consent shall be at the Purchaser's sole discretion (and the Issuer's sole discretion with respect to the transfer of any Subsequent HELs); provided, that each Seller may assign its obligations hereunder to any Affiliate of such Seller, to any Person succeeding to the business of such Seller, to any Person into which such Seller is merged and to any Person resulting from any merger, conversion or consolidation to which such Seller is a party. The parties hereto acknowledge that (i) the Purchaser is acquiring the Initial Mortgage Loans for the purpose of contributing them to the GMACM Mortgage Loan Trust 2000-HE3 and (ii) the Issuer is acquiring the Subsequent HELs for the purpose of pledging the Subsequent HELs to the Indenture Trustee for the benefit of the Noteholders.

(b) As an inducement to the Purchaser and the Issuer to purchase the Initial Mortgage Loans and to the Issuer to purchase any Subsequent HELs, each Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against each Seller pursuant to this Agreement insofar as such rights relate to the Initial Mortgage Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against either Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against either Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against either Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10 Survival. The representations and warranties made herein by each Seller and the provisions of Article VI hereof shall survive the purchase of the Initial Mortgage Loans hereunder and any transfer of Subsequent HELs pursuant to this Agreement and the related Subsequent Transfer Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Purchaser



                           By: /s/ Patricia C. Taylor
                                                Name:  Patricia C. Taylor
                                                Title:    Vice President



                                            GMAC MORTGAGE CORPORATION,
                                               as Seller and Servicer



                            By: /s/ Thomas J. O'Hara
                                                Name:  Thomas J. O'Hara
                                                Title:    Vice President



                  WALNUT GROVE HOME EQUITY LOAN TRUST 2000-A, as Seller

                  By: WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as
                              Owner Trustee



                  By: /s/ Anita Dallago
                                    Name:  Anita Dallago
                                    Title:    Financial Services Officer

                   GMACM MORTGAGE LOAN TRUST 2000-HE3, as Issuer

                   By: WILMINGTON TRUST COMPANY,
                          not in its individual capacity but solely as
                          Owner Trustee



                  By: /s/ Anita Dallago
                                    Name:  Anita Dallago
                                    Title:    Financial Services Officer



                   WELLS FARGO BANK MINNESOTA, N.A., as Indenture Trustee


                 By: /s/ Peter A. Gobell
                                    Name:  Peter A. Gobell
                                    Title:    Assistant Vice President

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE



                          [TO BE PROVIDED UPON REQUEST]

                                    EXHIBIT 2

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

        Pursuant to this Subsequent Transfer Agreement No. (the "Agreement"), dated as of , , between GMAC Mortgage Corporation, as seller (the "Seller"), and GMACM Mortgage Loan Trust 2000-HE3, as issuer (the "Issuer"), and pursuant to the loan purchase agreement dated as of October 30, 2000 (the "Mortgage Loan Purchase Agreement"), among the Seller, as a seller and servicer, Walnut Grove Home Equity Loan Trust 2000-A, as a seller, Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), the Issuer and Wells Fargo Bank Minnesota, N.A., as Indenture Trustee (the "Indenture Trustee"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent HELs (the "Subsequent HELs").

        Capitalized terms used and not defined herein have their respective meanings as set forth in Appendix A to the indenture dated as of October 30, 2000, between the Issuer and the Indenture Trustee, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent HELs.

        (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent HELs, all principal received and interest accruing on the Subsequent HELs on and after the Subsequent Cut-Off Date, all monies due or to become due relating to such Subsequent HELs and all items with respect to the Subsequent HELs to be delivered pursuant to Section 2.2 of the Mortgage Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent HELs prior to the Subsequent Cut-Off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent HELs identified on the Mortgage Loan Schedule shall be absolute and is intended by the parties hereto to constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent HELs, and other property as and to the extent described above, and the Issuer hereby acknowledges such transfer. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Subsequent HELs, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of

                                        2-1

Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Issuer's interests in each Subsequent HEL and the proceeds thereof.

        (b) The expenses and costs relating to the delivery of the Subsequent HELs, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.

        (a) The Seller hereby affirms the representations and warranties set forth in Section 3.1 of the Mortgage Loan Purchase Agreement that relate to the Seller or the Subsequent HELs as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.2(b) of the Mortgage Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent HEL complies with the requirements of this Agreement and Section 2.2(c) of the Mortgage Loan Purchase Agreement.

        (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

        (c) All terms and conditions of the Mortgage Loan Purchase Agreement relating to the Subsequent HELs are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

        Section 3. Recordation of Instrument. To the extent permitted by applicable law or a memorandum thereof if permitted under applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the related Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Subsequent HELs.

        Section 4. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                        2-2

     Section 5. Counterparts. This Instrument may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

     Section 6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.


                        GMAC MORTGAGE CORPORATION,
                           as Seller



                        By:
                            Name:
                            Title:


                        GMACM MORTGAGE LOAN TRUST 2000-HE3, as Issuer

                        By: WILMINGTON TRUST COMPANY,
                               not in its individual capacity but solely as
                               Owner Trustee



                        By:
                            Name:
                            Title:



                                   Attachments

A.      Additional terms of sale.
B.      Schedule of Subsequent HELs.
C.      Seller's Officer's Certificate.
D.      Seller's Officer's Certificate.


                                        2-3

                       GMACM MORTGAGE LOAN TRUST 2000-HE3

              ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                               ------------, ----


A.
      1.   Subsequent Cut-Off Date:
      2.   Pricing Date:
      3.   Subsequent Transfer Date:
      4. Aggregate Principal Balance of the Subsequent HELs as of the Subsequent Cut-Off Date:
      5.   Purchase Price:                                   100.00%
B.
As to all Subsequent HELs:
      1.   Longest stated term to maturity:                             months
                                                             ----------
      2.   Minimum Loan Rate:                                           %
                                                             ----------
      3.   Maximum Loan Rate:                                           %
                                                             ----------
      4.   WAC of all Subsequent HELs:                                  %
                                                             ----------
      5.   WAM of all Subsequent HELs:                                  %
                                                             ----------
      6.   Largest Principal Balance:                        $
      7.   Non-owner occupied Mortgaged Properties:                     %
                                                             ----------
      8.   California zip code concentrations:                   % and      %
                                                             ----      ----
      9.   Condominiums:                                                %
                                                             ----------
      10.  Single-family:                                               %
                                                             ----------
      11.  Weighted average term since origination:                    %
                                                             ----------
      12.  Principal balance of Subsequent HELs with respect to which the    $
           Mortgagor is an employee of GMACM or an affiliate of GMACM:
      13. Number of Subsequent HELs with respect to which the Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                    EXHIBIT 3

                             FORM OF ADDITION NOTICE



DATE:

Wells Fargo Bank Minnesota, N.A.                  Fitch, Inc.
11000 Broken Land Parkway                         One State Street Plaza
Columbia, Maryland 21044                          New York, New York 10004


Standard & Poor's, a division of The              [Wilmington Trust Company
McGraw-Hill Companies, Inc.                       1100 North Market Street
26 Broadway                                       Wilmington, Delaware 19890]
New York, New York 10004-1064





                     Re: GMACM Mortgage Loan Trust 2000-HE3

Ladies and Gentlemen:

     Pursuant to Section 2.2 of the mortgage loan purchase agreement dated as of October 30, 2000 (the "Purchase Agreement"), among GMAC Mortgage Corporation, as Seller and Servicer, Walnut Grove Home Equity Loan Trust 2000-A, as Seller, Residential Asset Mortgage Products, Inc., as Purchaser, GMACM Mortgage Loan Trust 2000-HE3, as Issuer and Wells Fargo Bank Minnesota, N.A., as Indenture Trustee, the Seller has designated the Subsequent HELs identified on the Mortgage Loan Schedule attached hereto to be sold to the Issuer on _____,___, with an aggregate Principal Balance of $_____________. Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of October 30, 2000, between the Issuer and the Indenture Trustee.


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        Please  acknowledge  your receipt of this notice by  countersigning  the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                Very truly yours,


                                            GMAC MORTGAGE CORPORATION,
                                               as Seller



                                            By:
                                                Name:
                                                Title:


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK MINNESOTA, N.A.,
    as Indenture Trustee



By:
    Name:
    Title:



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